UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2016

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

As described below under Item 5.07 of this Current Report, on May 26, 2016 shareholders of Park Sterling Corporation (the “Registrant”) approved an amendment to the Articles of Incorporation of the Registrant (the “Amendment”) to provide for the election of directors by a majority of the votes cast in uncontested elections. The Amendment became effective upon the filing of the Registrant’s Articles of Amendment to its Articles of Incorporation with the Secretary of State of the State of North Carolina on May 26, 2016. A copy of the Articles of Amendment is filed herewith as Exhibit 3.1, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following are the voting results on each matter submitted to the Registrant’s shareholders at the Annual Meeting.

Proposal 1: The Registrant’s shareholders elected the following five directors, to serve for terms expiring at the Registrant’s Annual Meeting of Shareholders in the years indicated below or until such director’s earlier resignation or retirement or until a successor is duly elected and qualifies to serve.

Term Expiring at the 2019 Annual Meeting:

Name	For	Withheld	Broker Non-Votes
Leslie M. Baker, Jr.	40,500,754	249,522	6,725,685
Larry W. Carroll	40,515,416	234,860	6,725,685
Grant S. Grayson	40,514,329	235,947	6,725,685
Ben R. Rudisill, II	40,509,940	240,336	6,725,685

Term Expiring at the 2018 Annual Meeting:

Name	For	Withheld	Broker Non-Votes

Robert G. Whitten	40,514,565	235,711	6,725,685

Proposal 2: The Registrant’s shareholders approved an amendment to the Company’s Articles of Incorporation to provide for majority voting in the election of directors in uncontested elections.

For	Against	Abstentions	Broker Non-Votes
40,612,530	111,071	26,675	6,725,685

Proposal 3: The Registrant’s shareholders ratified the appointment of Dixon Hughes Goodman LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstentions	Broker Non-Votes
47,269,014	166,063	40,884	N/A

Proposal 4: The Registrant’s shareholders adopted a nonbinding, advisory resolution approving the compensation of the Registrant’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
38,287,451	1,787,929	674,896	6,725,685

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to the Articles of Incorporation of Park Sterling Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2016

PARK STERLING CORPORATION

By:	/s/ Donald K. Truslow
Donald K. Truslow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to the Articles of Incorporation of Park Sterling Corporation.